Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:

Meg Maise (Corporate Press/Investor Relations)

Take-Two Interactive Software, Inc.

(646) 536-2932

meg.maise@take2games.com

Take-Two Interactive Software, Inc. Reports

Fourth Quarter Fiscal 2008 Financial Results

Company achieves record revenue and net income for fiscal year 2008

Signs new long-term agreements with Rockstar Games’ senior creative talent

Provides initial guidance for first quarter and fiscal 2009

New York, NY – December 17, 2008 – Take-Two Interactive Software, Inc. (NASDAQ:TTWO) today announced financial results for its fourth quarter and fiscal year ended October 31, 2008.

Net revenue for the fourth quarter was $323.4 million, compared to $292.6 million for the same period of fiscal 2007.  Fourth quarter sales were led by Midnight Club: Los Angeles, NBA 2K9, Grand Theft Auto IV and Carnival Games titles.  Distribution revenue rose year over year, as current generation hardware sales were fueled by the strength of new frontline titles, along with robust demand for Wii software.

Net loss for the fourth quarter was $15.0 million or $0.20 per share, compared to a net loss of $7.1 million or $0.10 per share in the fourth quarter of fiscal 2007.

The fourth quarter 2008 results include $9.3 million in stock-based compensation expense ($0.12 per share); $5.6 million in professional fees and expenses related to unusual legal matters ($0.07 per share); and $1.6 million in business reorganization costs ($0.02 per share). Results for the fourth quarter of 2007 included $4.8 million in stock-based compensation expense ($0.06 per share); $4.5 million in business reorganization costs ($0.06 per share); and $1.5 million in professional fees and expenses related to unusual legal matters ($0.02 per share).

Non-GAAP net income was $1.6 million or $0.02 per share in the fourth quarter of 2008, compared to $3.4 million or $0.05 per share in the fourth quarter of 2007.  (Please refer to Non-GAAP Financial Measures and reconciliation tables included later in this release for additional information and details on Non-GAAP items.)

Fiscal Year 2008 Results

Net revenues were a record $1,537.5 million for the fiscal year ended October 31, 2008, compared to $981.8 million in fiscal 2007.  Net income for fiscal 2008 was a record $97.1 million or $1.28 per share, compared to a net loss of $138.4 million or $1.93 per share in fiscal 2007.

Fiscal 2008 results include $40.4 million in stock-based compensation expense ($0.53 per share); $16.2 million in professional fees and expenses related to unusual legal matters ($0.21 per share); and $4.5 million in business reorganization costs ($0.06 per share).  Results for fiscal 2007 included $17.3 million in stock-based compensation expense ($0.24 per share); $23.6 million in business reorganization costs ($0.32 per share); and $16.7 million in professional fees and expenses related to unusual legal matters ($0.23 per share).

Non-GAAP net income was a record $158.2 million or $2.08 per share in fiscal 2008, versus a net loss of $81.0 million or $1.13 per share in the comparable period of 2007.  (Please refer to Non-GAAP Financial Measures and reconciliation tables included later in this release for additional information and details on Non-GAAP items.)

Business Highlights

Among the significant recent business developments, Take-Two noted the following:

•	The Company entered into new long-term agreements with Rockstar Games’ senior creative talent which extend to January 31, 2012.
•	Grand Theft Auto IV won Game of the Year and Best Action Adventure Game at the 2008 Spike TV Video Game Awards on December 14.
•	2K Play’s wholly owned Carnival Games™ franchise, including Carnival Games for Nintendo’s Wii™ and DS™, and Carnival Games™ MiniGolf for Wii, has shipped over three million units worldwide.
•

The Company entered into an outsourcing agreement with Ditan Distribution for the pick, pack, ship and warehousing functions for Take-Two’s U.S. publishing and distribution businesses previously handled by Take-Two’s Jack of All Games subsidiary.

“Take-Two’s record results for the 2008 fiscal year reflect the fundamental strength of our business model,” said Strauss Zelnick, Chairman of Take-Two.  “Our performance has benefited from the strategies we’ve implemented during the past 18 months to unlock the potential of our creative talent, sharpen our focus on the core business, and take costs out of our operations.  We’ve also signed new agreements with the senior members of the Rockstar Games label, a team that has produced some of the industry’s most extraordinary hits.  These actions were taken in the interest of creating long-term shareholder value, and we believe they have also better positioned the Company to weather an increasingly challenging economic climate.”

Ben Feder, Chief Executive Officer of Take-Two, commented, “While our initial guidance provided today is a prudent response to the difficult current and possible future business conditions, we continue to maintain our strategy of developing a select portfolio of AAA titles. We believe one of the keys to long-term success in our industry is to offer truly outstanding products and a great entertainment experience.  We’re excited about our 2009 pipeline, which will include the introduction of Grand Theft Auto: Chinatown Wars on the Nintendo DS, episodic content for Grand Theft Auto IV on the Xbox 360 and downloadable content for Midnight Club: Los Angeles, as well as new offerings from such powerful franchises as BioShock, Mafia and the 2K Sports roster.  We’ll also continue to invest in initiatives to achieve scale and create new revenue opportunities, while running a disciplined and cost-effective operation.”

Financial Guidance

The Company is providing initial guidance for the first quarter ending January 31, 2009, and for the fiscal year ending October 31, 2009 as follows:

	Revenue*	Non-GAAP EPS (a)(b)

First quarter ending 1/31/2009	$175 to $225	$(0.70) to $(0.85)

Fiscal year ending 10/31/2009	$1,100 to $1,250	$0.00 to $0.20

* Dollars in millions

(a) The Company’s non-GAAP EPS estimates for the first quarter ending January 31, 2009 and fiscal year ending October 31, 2009 exclude approximately $0.14 and $0.52 per share, respectively, of stock-based compensation expense; and approximately $0.01 and $0.05 per share, respectively, of expenses related to unusual legal matters. The Company’s stock-based compensation expense for the first quarter and fiscal 2009 reflects the cost of approximately 2 million stock options and 1.5 million shares issued to ZelnickMedia that are subject to variable accounting. Actual expense to be recorded in connection with these options and shares is dependent upon several factors, including future changes in Take-Two’s stock price.

(b) Q1 and fiscal year 2009 EPS estimates reflect tax expense primarily due to international operations.

Key assumptions and dependencies underlying the Company’s guidance include continued consumer acceptance of the Xbox 360® video game and entertainment system from Microsoft, PLAYSTATION®3 computer entertainment system and Wii™ home video game system from Nintendo; the ability to develop and publish products that capture market share for these current generation systems while continuing to leverage opportunities on certain prior generation platforms; as well as the timely delivery of titles.

Product Pipeline

The following titles shipped during the first quarter of 2009:

Title	Platform

Dora the Explorer: Dora Saves the Snow Princess	DS
Grand Theft Auto IV	PC
MLB® Superstars	Wii

Take-Two’s lineup announced to date for the remainder of fiscal 2009 includes the following announced titles:

Title	Platform

BioShock® 2	TBA
Borderlands™	Xbox 360, PS3, Games for Windows®
Don King Boxing	Wii, DS
Grand Theft Auto: Chinatown Wars	DS
Grand Theft Auto IV: The Lost and Damned	Xbox 360
Grand Theft Auto IV Episodic Content	Xbox 360
Mafia II	Xbox 360, PS3, Games for Windows
Major League Baseball® 2K9	Multiple platforms
Midnight Club: Los Angeles Downloadable

Content – South Central Content Pack	Xbox 360, PS3
MLB® Front Office Manager	Xbox 360, PS3, Games for Windows
NBA® 2K10	Multiple platforms
NHL® 2K10	Multiple platforms

Conference Call

Take-Two will host a conference call today at 4:30 p.m. Eastern Time to review these results and discuss other topics.  The call can be accessed by dialing (877) 407-0984 or (201) 689-8577.  A live listen-only webcast of the call will be available by visiting http://ir.take2games.com and a replay will be available following the call at the same location.

Non-GAAP Financial Measures

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses non-GAAP measures of financial performance that exclude certain non-recurring or non-cash items.  Non-GAAP gross profit, income (loss) from operations, net income (loss) and earnings (loss) per share are measures that exclude certain non-recurring or non-cash items and should be considered in addition to results prepared in accordance with GAAP. They are not intended to be considered in isolation from, as a substitute for, or superior to, GAAP results.  These non-GAAP financial measures may be different from similarly titled measures used by other companies.

The non-GAAP measures exclude the following items from the Company’s statements of operations:

•                  Business reorganization, restructuring and related expenses

•                  Stock-based compensation

•                  Professional fees and expenses associated with unusual legal and other matters, including the Company’s recently completed strategic review process

•                  Income tax effects of the items listed above

In addition, the Company may consider whether other significant non-recurring items that arise in the future should also be excluded from the non-GAAP financial measures it uses.

The Company believes that these non-GAAP financial measures, when taken into consideration with the corresponding GAAP financial measures, are important in gaining an understanding of the Company’s ongoing business. These non-GAAP financial measures also provide for comparative results from period to period.  Therefore, the Company believes it is appropriate to exclude certain items as follows:

Business reorganization, restructuring and related expenses

In March 2007, the Company’s stockholders elected a new slate of members to Take-Two’s Board of Directors, who immediately removed the Company’s former President and Chief Executive Officer. Subsequently, the Company’s former Chief Financial Officer resigned.  As a result of these actions and the implementation of a business reorganization plan, the Company incurred significant costs in the fiscal years ended October 31, 2007 and October 31, 2008 to reduce headcount, relocate employees and consolidate sales and operational functions. These costs were related to severance, asset write-offs and associated professional fees.  As of October 31, 2008, the Company had substantially concluded the reorganization plan.

The Company does not engage in reorganization activities on a regular basis and therefore believes it is appropriate to exclude business reorganization expenses from its non-GAAP financial measures.

Stock-based compensation

The Company does not consider stock-based compensation charges when evaluating business performance and management does not contemplate stock-based compensation expense in its short and long-term operating plans.  The Company places greater emphasis on stockholder dilution than accounting charges when assessing the impact of stock-based equity awards.

Professional fees and expenses associated with unusual legal and other matters, including the Company’s recently concluded strategic review process

The Company incurred significant legal, consulting and investment banking expenses in the fiscal year ended October 31, 2008 related to the tender offer by Electronic Arts Inc. to acquire all of the Company’s outstanding shares, which was launched in March 2008 and expired in August 2008, and the Company’s related strategic review process which was completed in October 2008. Additionally, the Company has realized significant legal and other professional fees associated with both the investigation of its historical stock option granting process and the Company’s responses to related governmental inquiries and civil lawsuits. One of management’s primary objectives is to bring conclusion to its outstanding legal matters.  The Company continues to incur expenses for professional fees and has accrued for legal settlements that are outside its ordinary course of business. As a result, the Company has excluded such expenses from its non-GAAP financial measures.

EBITDA and Adjusted EBITDA

Earnings (loss) before interest, taxes, depreciation and amortization (“EBITDA”) is a financial measure not calculated and presented in accordance with U.S. GAAP.  Management uses EBITDA adjusted for business reorganization and related expenses (“Adjusted EBITDA”), among other measures, in evaluating the performance of the Company’s business units.  Adjusted EBITDA is also a significant component of the Company’s incentive compensation plans. Adjusted EBITDA should not be considered in isolation from, or as a substitute for, net income/(loss) prepared in accordance with GAAP.

Reclassifications

Certain prior year amounts have been reclassified to conform to current year presentation.

About Take-Two Interactive Software

Headquartered in New York City, Take-Two Interactive Software, Inc. is a global developer, marketer, distributor and publisher of interactive entertainment software games for the PC,  PLAYSTATION®3 and PlayStation®2 computer entertainment systems, PSP® (PlayStation®Portable) system, Xbox 360® video game and entertainment system from Microsoft, Wii™ and Nintendo DS™. The Company publishes and develops products through its wholly owned labels Rockstar Games, 2K Games, 2K Sports and 2K Play; and distributes software, hardware and accessories in North America through its Jack of All Games subsidiary. Take-Two’s common stock is publicly traded on NASDAQ under the symbol TTWO. For more corporate and product information please visit our website at www.take2games.com.

All trademarks and copyrights contained herein are the property of their respective holders.

Microsoft, Xbox, Xbox 360, Xbox LIVE and the Xbox logos are trademarks of the Microsoft group of companies and are used under license from Microsoft.

“PlayStation”, “PLAYSTATION”, “PSP” and the “PS” Family logo are registered trademarks of Sony Computer Entertainment Inc. Memory Stick Duo™ may be required (sold separately).

Wii and Nintendo DS are trademarks of Nintendo.

Important Legal Information

This press release may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Actual results may vary significantly from these forward-looking statements based on a variety of factors. These risks and uncertainties include our dependence on key management and product development personnel, our dependence on Grand Theft Auto and our ability to develop other hit titles for current generation platforms, the timely release and significant market acceptance of our games, the realization of the anticipated benefits from our recent business reorganization, our ability to raise capital if needed, risks associated with international operations, the matters relating to the Special Committee’s investigation of the Company’s stock option grants and the claims and proceedings relating thereto (including stockholder and derivative litigation, actions by the SEC and/or other governmental agencies and negative tax or other implications for the Company resulting from any accounting adjustments or other factors) and risks associated with the Company’s concluded process to evaluate its strategic alternatives including stockholder litigation arising therefrom. Other important factors are described in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2007, in the section entitled “Risk Factors,” as updated in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2008, in the section entitled “Risk Factors,” and can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. This communication does not constitute an offer to sell or invitation to purchase any securities or the solicitation of an offer to buy any securities.

# # #

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three months ended October 31,		For the Years Ended October 31,
	2008	2007	2008	2007

Net revenue	$323,442	$292,600	$1,537,530	$981,791

Cost of goods sold:
Product costs	146,422	133,808	633,979	511,088
Software development costs and royalties	43,276	42,695	169,398	136,485
Internal royalties	18,003	11,002	128,772	28,892
Licenses	17,071	15,443	56,546	58,569
Total cost of goods sold	224,772	202,948	988,695	735,034

Gross profit	98,670	89,652	548,835	246,757

Selling and marketing	44,846	32,246	167,380	130,652
General and administrative	44,524	36,223	171,440	150,432
Research and development	16,052	11,159	63,929	48,455
Business reorganization and related	1,601	1,405	4,478	17,467
Depreciation and amortization	5,629	6,706	25,755	27,449
Total operating expenses	112,652	87,739	432,982	374,455
Income (loss) from operations	(13,982)	1,913	115,853	(127,698)
Loss on sale and deconsolidation (1)	-	(4,469)	-	(4,469)
Interest and other income (expense), net	(2,845)	899	(3,710)	3,952
Income (loss) before income taxes	(16,827)	(1,657)	112,143	(128,215)
Income taxes	(1,873)	5,406	15,046	10,191
Net income (loss)	$(14,954)	$(7,063)	$97,097	$(138,406)

Earnings (loss) per share:
Basic	$(0.20)	$(0.10)	$1.29	$(1.93)
Diluted	$(0.20)	$(0.10)	$1.28	$(1.93)

Weighted average shares outstanding:
Basic	76,046	72,321	75,039	71,860
Diluted	76,046	72,321	75,943	71,860

	Three months ended October 31,		For the Years Ended October 31,
OTHER INFORMATION	2008	2007	2008	2007

Total revenue mix
Publishing	75%	75%	80%	70%
Distribution	25%	25%	20%	30%

Geographic revenue mix
North America	65%	74%	65%	75%
International	35%	26%	35%	25%

Publishing revenue platform mix
Sony PLAYSTATION 3	35%	5%	34%	10%
Microsoft Xbox 360	28%	44%	39%	30%
Nintendo Wii	13%	11%	9%	5%
Sony PlayStation 2	8%	14%	8%	26%
Sony PSP	7%	4%	5%	10%
PC	5%	19%	3%	14%
Nintendo Handhelds	4%	1%	2%	1%
Other	0%	2%	0%	4%

(1) Reflects $3,080 loss on the sale of Joytech, a video game accessories company; and $1,389 loss on the deconsolidation of Blue Castle Games, Inc., which previously was accounted for as a wholly owned subsidiary in accordance with FIN 46(R).

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	October 31,
	2008	2007
ASSETS
Current assets:
Cash and cash equivalents	$280,277	$77,757
Accounts receivable, net of allowances of $68,448 and $63,324 at October 31, 2008 and October 31, 2007, respectively	157,458	104,937
Inventory	104,235	99,331
Software development costs and licenses	113,436	141,441
Prepaid taxes and taxes receivable	23,763	40,316
Prepaid expenses and other	44,605	34,741
Total current assets	723,774	498,523

Fixed assets, net	32,361	44,986
Software development costs and licenses, net of current portion	61,991	34,465
Goodwill	230,809	204,845
Other intangibles, net	26,123	31,264
Other assets	8,294	17,060
Total assets	$1,083,352	$831,143

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$156,167	$128,782
Accrued expenses and other current liabilities	153,089	146,835
Deferred revenue	56,163	36,544
Total current liabilities	365,419	312,161
Deferred revenue	-	25,000
Line of credit	70,000	18,000
Income taxes payable	26,399	-
Other long-term liabilities	6,416	4,828
Total liabilities	468,234	359,989
Commitments and contingencies

Stockholders’ equity:
Common stock, $.01 par value, 100,000 shares authorized; 77,694 and 74,273 shares issued and outstanding at October 31, 2008 and October 31, 2007, respectively	777	743
Additional paid-in capital	603,579	513,297
Retained earnings (accumulated deficit)	18,275	(77,747)
Accumulated other comprehensive (loss) income	(7,513)	34,861
Total stockholders’ equity	615,118	471,154

Total liabilities and stockholders’ equity	$1,083,352	$831,143

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Years Ended October 31,
	2008	2007
Operating activities:
Net income (loss)	$97,097	$(138,406)
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Amortization and write-off of software development costs and licenses	146,102	106,675
Depreciation and amortization of long-lived assets	25,755	27,449
Amortization and write-off of intellectual property	2,350	8,626
Stock-based compensation	40,387	17,329
Benefit for deferred income taxes	(391)	(1,718)
Loss on disposal of fixed assets	1,306	-
Foreign currency transaction loss (gain) and other	5,659	(1,656)
(Gain) loss on sale and deconsolidation	(277)	4,469
Changes in assets and liabilities, net of effect from purchases and disposal of businesses:
Accounts receivable, net	(52,421)	39,159
Inventory	(4,904)	(10,203)
Software development costs and licenses	(157,076)	(160,643)
Prepaid expenses, other current and other non-current assets	16,831	18,270
Accounts payable, accrued expenses, deferred revenue and other liabilities	31,008	26,604
Total adjustments	54,329	74,361
Net cash provided by (used for) operating activities	151,426	(64,045)

Investing activities:
Purchase of fixed assets	(12,277)	(21,594)
Cash received from sale of business	3,000	2,778
Payments for purchases of businesses, net of cash acquired	(7,503)	(5,795)
Net cash used for investing activities	(16,780)	(24,611)

Financing activities:
Proceeds from exercise of options	25,962	9,503
Borrowings on line of credit	135,000	18,000
Payments on line of credit	(83,000)	-
Payment of debt issuance costs	(962)	(1,809)
Net cash provided by financing activities	77,000	25,694
Effects of exchange rates on cash and cash equivalents	(9,126)	8,239
Net increase (decrease) in cash and cash equivalents	202,520	(54,723)
Cash and cash equivalents, beginning of year	77,757	132,480
Cash and cash equivalents, end of year	$280,277	$77,757

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Three months	Business	Professional		Non-GAAP three
	ended October 31,	reorganization	fees and	Stock-based	months ended October 31,
	2008	and related	legal matters	compensation	2008

Net revenue	$323,442	$-	$-	$-	$323,442

Cost of goods sold:
Product costs	146,422	-	-	-	146,422
Software development costs and royalties	43,276	-	-	(2,863)	40,413
Internal royalties	18,003	-	-	-	18,003
Licenses	17,071	-	-	-	17,071
Total cost of goods sold	224,772	-	-	(2,863)	221,909

Gross profit	98,670	-	-	2,863	101,533

Selling and marketing	44,846	-	-	(444)	44,402
General and administrative	44,524	-	(5,589)	(4,804)	34,131
Research and development	16,052	-	-	(1,214)	14,838
Business reorganization and related	1,601	(1,601)	-	-	-
Depreciation and amortization	5,629	-	-	-	5,629
Total operating expenses	112,652	(1,601)	(5,589)	(6,462)	99,000
Income (loss) from operations	(13,982)	1,601	5,589	9,325	2,533
Interest and other expense, net	(2,845)	-	-	-	(2,845)
Loss before income taxes	(16,827)	1,601	5,589	9,325	(312)
Income taxes	(1,873)	-	-	-	(1,873)
Net income (loss)	$(14,954)	$1,601	$5,589	$9,325	$1,561

Earnings (loss) per share:*
Basic	$(0.20)	$0.02	$0.07	$0.12	$0.02
Diluted	$(0.20)	$0.02	$0.07	$0.12	$0.02

Weighted average shares outstanding
Basic	76,046				76,046
Diluted	76,046				76,903

EBITDA:
Loss before income taxes	$(16,827)				$(312)
Interest	(1,159)				(1,159)
Depreciation and amortization	5,629				5,629
EBITDA	$(12,357)				$4,158
Add: Business reorganization and related	1,601				-
Adjusted EBITDA	$(10,756)				$4,158

*Basic and diluted earnings (loss) per share may not add due to rounding

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Three months	Business	Professional		Non-GAAP three
	ended October 31,	reorganization	fees and	Stock-based	months ended October 31,
	2007	and related	legal matters	compensation	2007

Net revenue	$292,600	$-	$-	$-	$292,600

Cost of goods sold:
Product costs	133,808	-	-	-	133,808
Software development costs and royalties	42,695	-	-	(1,008)	41,687
Internal royalties	11,002	-	-	-	11,002
Licenses	15,443	-	-	-	15,443
Total cost of goods sold	202,948	-	-	(1,008)	201,940

Gross profit	89,652	-	-	1,008	90,660

Selling and marketing	32,246	-	-	(353)	31,893
General and administrative	36,223	-	(1,546)	(2,636)	32,041
Research and development	11,159	-	-	(757)	10,402
Business reorganization and related	1,405	(1,405)	-	-	-
Depreciation and amortization	6,706	-	-	-	6,706
Total operating expenses	87,739	(1,405)	(1,546)	(3,746)	81,042
Income from operations	1,913	1,405	1,546	4,754	9,618
Loss on sale and deconsolidation	(4,469)	3,080	-	-	(1,389)
Interest and other income, net	899	-	-	-	899
Income (loss) before income taxes	(1,657)	4,485	1,546	4,754	9,128
Income taxes	5,406	322	-	-	5,728
Net income (loss)	$(7,063)	$4,163	$1,546	$4,754	$3,400

Earnings (loss) per share:*
Basic	$(0.10)	$0.06	$0.02	$0.07	$0.05
Diluted	$(0.10)	$0.06	$0.02	$0.06	$0.05

Weighted average shares outstanding
Basic	72,321				72,321
Diluted	72,321				73,527

EBITDA:
Income (loss) before income taxes	$(1,657)				$9,128
Interest	324				324
Depreciation and amortization	6,706				6,706
EBITDA	$5,373				$16,158
Add: Business reorganization and related	1,405				-
Loss on sale and deconsolidation	4,469				1,389
Adjusted EBITDA	$11,247				$17,547

*Basic and diluted earnings (loss) per share may not add due to rounding

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	For the year	Business	Professional		Non-GAAP for the year
	ended October 31,	reorganization	fees and	Stock-based	ended October 31,
	2008	and related	legal matters	compensation	2008

Net revenue	$1,537,530	$-	$-	$-	$1,537,530

Cost of goods sold:
Product costs	633,979	-	-	-	633,979
Software development costs and royalties	169,398	-	-	(13,461)	155,937
Internal royalties	128,772	-	-	-	128,772
Licenses	56,546	-	-	-	56,546
Total cost of goods sold	988,695	-	-	(13,461)	975,234

Gross profit	548,835	-	-	13,461	562,296

Selling and marketing	167,380	-	-	(2,370)	165,010
General and administrative	171,440	-	(16,243)	(19,678)	135,519
Research and development	63,929	-	-	(4,878)	59,051
Business reorganization and related	4,478	(4,478)	-	-	-
Depreciation and amortization	25,755	-	-	-	25,755
Total operating expenses	432,982	(4,478)	(16,243)	(26,926)	385,335
Income from operations	115,853	4,478	16,243	40,387	176,961
Interest and other expense, net	(3,710)	-	-	-	(3,710)
Income before income taxes	112,143	4,478	16,243	40,387	173,251
Income taxes	15,046	-	-	-	15,046
Net income	$97,097	$4,478	$16,243	$40,387	$158,205

Earnings per share:*
Basic	$1.29	$0.06	$0.22	$0.54	$2.11
Diluted	$1.28	$0.06	$0.21	$0.53	$2.08

Weighted average shares outstanding
Basic	75,039				75,039
Diluted	75,943				75,943

EBITDA:
Income before income taxes	$112,143				$173,251
Interest	(695)				(695)
Depreciation and amortization	25,755				25,755
EBITDA	137,203				198,311
Add: Business reorganization and related	4,478				-
Adjusted EBITDA	$141,681				$198,311

*Basic and diluted earnings per share may not add due to rounding

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	For the year	Business	Professional		Non-GAAP for the year
	ended October 31,	reorganization	fees and	Stock-based	ended October 31,
	2007	and related	legal matters	compensation	2007

Net revenue	$981,791	$-	$-	$-	$981,791

Cost of goods sold:
Product costs	511,088	(5,164)	-	-	505,924
Software development costs and royalties	136,485	-	-	(3,216)	133,269
Internal royalties	28,892	-	-	-	28,892
Licenses	58,569	-	-	-	58,569
Total cost of goods sold	735,034	(5,164)	-	(3,216)	726,654

Gross profit	246,757	5,164	-	3,216	255,137

Selling and marketing	130,652	-	-	(1,232)	129,420
General and administrative	150,432	-	(16,726)	(7,080)	126,626
Research and development	48,455	-	-	(3,735)	44,720
Business reorganization and related	17,467	(15,401)	-	(2,066)	-
Depreciation and amortization	27,449	-	-	-	27,449
Total operating expenses	374,455	(15,401)	(16,726)	(14,113)	328,215
Loss from operations	(127,698)	20,565	16,726	17,329	(73,078)
Loss on sale and deconsolidation	(4,469)	3,080	-	-	(1,389)
Interest and other income, net	3,952	-	-	-	3,952
Loss before income taxes	(128,215)	23,645	16,726	17,329	(70,515)
Income taxes	10,191	322	-	-	10,513
Net loss	$(138,406)	$23,323	$16,726	$17,329	$(81,028)

Loss per share:*
Basic	$(1.93)	$0.32	$0.23	$0.24	$(1.13)
Diluted	$(1.93)	$0.32	$0.23	$0.24	$(1.13)

Weighted average shares outstanding
Basic	71,860				71,860
Diluted	71,860				71,860

EBITDA:
Loss before income taxes	$(128,215)				$(70,515)
Interest	(2,570)				(2,570)
Depreciation and amortization	27,449				27,449
EBITDA	(103,336)				(45,636)
Add: Business reorganization and related	22,631				-
Loss on sale and deconsolidation	4,469				1,389
Adjusted EBITDA	$(76,236)				$(44,247)

*Basic and diluted loss per share may not add due to rounding